Exhibit 99.1

OptimizeRx to Present at Investor Conferences in May

ROCHESTER, Mich., (April 23, 2019) — OptimizeRx Corp. (NASDAQ: OPRX), a leading digital health messaging platform for the pharmaceutical industry, has been invited to present at three institutional investor conferences in May.

Event: Oppenheimer Emerging Growth Conference

Date: May 14, 2019

Location: InterContinental Barclay Hotel in NYC

Format: 1x1 meetings

Registration: Please contact your Oppenheimer & Co. Inc. institutional sales representative

Event: B. Riley FBR Investor Conference

Date: May 22-23, 2019

Location: The Beverly Hilton Hotel in Beverly Hills, California

Format: 1x1 meetings and presentation

Presentation time: 1:00 p.m. Pacific time

Webcast: click here

Registration: email 1on1@brileyfbr.com or click here

Event: Ladenburg Thalmann Technology Expo 2019

Date: May 30, 2019

Location: 101 Park Avenue in NYC

Format: 1x1 meetings and presentation

Presentation time: 4:00 p.m. Eastern time

Registration: click here

These events are designed to give institutional analysts and investors the opportunity to meet with OptimizeRx management. They will be discussing a number of topics, including the company’s record results for the fourth quarter of 2018, the acquisition of CareSpeak Communications, and growth of the company’s digital health platform. The network has become the largest of its kind, now reaching more than half of the ambulatory patient market in the U.S.

The company recently reported its seventh sequential quarter of revenue growth, driving 2018 revenue up 75% to a record $21.2 million and the company’s first year of profitability. The company plans to maintain a gross margin target of at least 55% in 2019, as new digital health messaging pharma clients and programs ramp up.

To schedule a one-on-one meeting with OptimizeRx, you may submit your request via the links provided upon your registration for the conferences. For any questions about the company, please contact Ron Both of CMA at (949) 432-7557 or submit your request here.

About OptimizeRx

OptimizeRx® (NASDAQ: OPRX), a digital health company, connects pharmaceutical companies to patients and providers, offering greater affordability, adherence and brand awareness at the point-of-care. As the nation’s largest point-of-prescribe promotional platform for the pharmaceutical industry, OptimizeRx provides a direct channel for pharma companies to communicate with healthcare providers right within their workflow and also directly to patients.

The cloud-based solution supports patient adherence to medications and better healthcare outcomes with real-time access to financial assistance, prior authorization, education and critical clinical information. OptimizeRx provides more than half of the ambulatory patient market with access to these benefits through leading EHR platforms like Allscripts, Amazing Charts and Quest, and directly via its mobile communications platform.

For more information, follow the company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward Looking Statements
This press release contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended, and such as in section 21E of the Securities Act of 1934, as amended. These forward-looking statements should not be used to make an investment decision. The words 'estimate,' 'possible' and 'seeking' and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition and other material risks.

OptimizeRx Contact

Doug Baker, CFO

Tel (248) 651-6568 x807

dbaker@optimizerx.com

Media Relations Contact

Nicole Brooks, Innsena Communications

Tel (860) 800-2344

nicolebrooks@innsena.com

Investor Relations Contact

Ron Both, CMA

Tel (949) 432-7557

oprx@cma.team